                                    ProFunds
   Prospectus Supplement dated June 26, 2000 to Prospectus dated May 1, 2000

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus:

Effective June 26, 2000, the close of regular trading on the Frankfurt Stock Exchange, one of the three exchanges tracked by the ProFunds Europe Index ("PEI"), has been extended to 2:00 p.m., Eastern time. Accordingly, the UltraEurope ProFund, which calculates daily share prices on the basis of the net asset value of each class of shares at the latest close of trading on the three exchanges tracked by the PEI, now normally calculates daily share prices at 2:00 p.m., Eastern time. In addition, effective June 26, 2000, ProFunds does not accept wires, telephone exchange orders or telephone redemption orders involving the UltraEurope ProFund between 11:00 a.m. and 2:00 p.m., Eastern time. Except with respect to telephone redemption orders, if the primary exchange or market on which the UltraEurope ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

The disclosure on page 33 of the above noted prospectus is hereby amended to reflect that:

The London Stock Exchange, Frankfurt Stock Exchange or Paris Bourse closes for the following holidays in 2000: Bastille Day (July 14), Summer Bank Holiday (August 28), Christmas Day, and Boxing Day (observed December 26). Holidays scheduled for 2001 include: New Year's Day (January 1), Good Friday (April 13) and Easter Monday (April 16). Please note that holiday schedules are subject to change without notice.



                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.